P. 1 | 4 EMPLOYEE INCENTIVE PLAN (Amended and Restated as of January 25, 2022) I. PURPOSE This Employee Incentive Plan (this “Plan”) is designed to support FormFactor, Inc. (the “Company”) in being competitive within the industry to attract and retain key talent and to provide an incentive, in addition to other compensation, to those employees of the Company who have the opportunity to influence achievement of important corporate objectives and Company growth. In addition, this Plan is to closely align the interests of participating employees (the “Participants”) with Company and stockholder interests and is intended as a primary purpose to encourage and induce continued employment of eligible employees with the Company. Participants in this Plan may include the Company’s executives, senior vice presidents, vice presidents, senior directors, directors, managers and other full-time employees not on the Sales Incentive Plan as determined by the chief executive officer, chief financial officer and senior human resources executive. II. BONUS AWARDS Bonus awards under this Plan are payable as wages, less any applicable withholdings. Actual bonus awards are based on achievement of the corporate objective(s) and business unit objective(s). The chief executive officer, chief financial officer, and senior human resources executive shall determine the period during which the corporate objective(s) and business unit objective(s) are to be measured (the “Measurement Period”). Typically, this will be a quarterly Measurement Period aligned with the Company’s fiscal quarters with quarterly payment periods. However, the measurement or payment periods may be an annual period, a six- month period, a quarterly period or any such other period approved in advance by the chief executive officer, chief financial officer, and senior human resources executive. Specific target bonus percentages, expressed as a percentage of Eligible Compensation (as defined below), will be determined by (i) the chief executive officer for all Participants other than the chief executive officer and the executive Participants directly reporting to the chief executive officer or (ii) the Compensation Committee of the Board of Directors (the “Committee”) for the chief executive officer and the executive Participants directly reporting to the chief executive officer. Actual bonus awards for the chief executive officer and executive Participants directly reporting to the chief executive officer will be determined by the Committee. Target bonus percentages may be different for each Participant. Each Participant’s bonus will be based upon a “Bonus Target” which is the product of their Eligible Compensation during the measurement period (“EE$”) multiplied by the Participant’s target bonus percentage (“Bonus %”). The authorized communication of a Participant’s Bonus % to the Participant is a condition precedent to the employee’s eligibility to receive a bonus award under the Plan. For Participants within the business unit organizations (e.g., Probes BU, Systems BU and Emerging Growth BU), fifty percent of the Bonus Target will then be multiplied by the corporate objective(s) achievement percentage (“Corporate %”) and fifty percent of the Bonus Target will then be multiplied by the business unit achievement percentage (“Business Unit %”) to achieve the Participant’s final bonus amount (“Final Bonus”). EE$ * Bonus % = Bonus Target Bonus Target * 50% * Corporate % = Corporate Portion

P. 2 | 4 Bonus Target * 50% * Business Unit % = Business Unit Portion Corporate Portion + Business Unit Portion = Final Bonus For Participants within the corporate functions (e.g., marketing, human resources, sales, service, information technology, finance and accounting) who do not participate in the Sales Incentive Plan, one hundred percent of the Bonus Target will be multiplied by the Corporate % to determine the Participant’s Final Bonus. EE$ * Bonus % = Bonus Target Bonus Target * 100% * Corporate % = Final Bonus III. OBJECTIVES The objective(s) for any given Measurement Period of this Plan, including any threshold, target, and maximum levels for each objective(s), shall be determined by the chief executive officer, chief financial officer and senior human resources executive and approved by the Committee. There may be one or more objectives and these objectives may include various financial, operational and other measures of corporate and business unit performance, all as defined by the chief executive officer, chief financial officer and senior human resources executive and approved by the Committee. Different objectives and measures may be used for different participating employee groups. The communication by the chief executive officer setting forth the corporate or business unit objectives applicable to each Measurement Period is a condition precedent to any bonus award being payable under this Plan in respect of such Measurement Period. For Measurement Periods where multiple objectives are used within one participating employee group, the weight of each objective shall be determined by the chief executive officer, chief financial officer and senior human resources executive and approved by the Committee. The Committee may require that the Company must achieve certain minimum performance in an applicable Measurement Period as a condition for any bonus awards under this Plan to be payable for such Measurement Period. After the end of each Measurement Period the Committee shall approve whether the objective(s) for such period were achieved and, if so, the level of achievement of such objective(s). IV. ELIGIBLE COMPENSATION Eligible Compensation is the Participant’s gross earnings paid in the applicable Measurement Period, exclusive of allowances, bonuses, equity compensation, benefits, PTO cash out, disability pay, reimbursed expenses, and similar items. Eligible Compensation includes shift differentials, lead differentials and overtime pay. V. MISCELLANEOUS PROVISIONS A. Administration The Committee has full power and authority to administer and interpret this Plan and to adopt such rules and regulations consistent with the terms of this Plan as such committee may deem necessary or advisable to carry out the provisions of this Plan. All determinations and interpretations of the Committee or its authorized designees with respect to the exercise of their respective responsibilities shall be binding on the Participants. B. Eligibility and Termination of Employment In order to be eligible for a bonus award under this Plan, an employee must be a full-time or part-time regular employee, in good standing and employed with the Company on the payment date of the applicable

P. 3 | 4 Measurement Period. This is consistent with one of the primary purposes of the Plan to induce continued employment of the eligible Participants. If a Participant’s employment terminates by way of death or total and permanent disability (as determined under the Company’s long-term disability plan) and the Participant would have been entitled to the payment of the award if their employment had not so terminated, an award equal to the Participant’s Bonus Target will be considered earned and payable for any full or partial Measurement Period that has not yet been paid as of the effective date of the Participant’s death or permanent disability. Eligible Participants who enter the Plan during a Measurement Period will be immediately eligible to receive a bonus payment for the in-process Measurement Period. C. Change in Control of Company In the event of (1) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary or a reincorporation of the Company in a different jurisdiction), (2) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (3) the sale of substantially all of the assets of the Company, or (4) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, all bonus awards will be deemed to have been earned at 100% of the Bonus Target value for the Measurement Period (and for the next consecutive Measurement Period if it falls within the same fiscal year) in which such change of control of the Company is consummated and will be paid to the eligible participants immediately prior to the change of control. D. Transfer of Rights The rights and interests of a participant under this Plan may not be assigned or transferred, except for bonus awards that are payable to a participant under this Plan, which may be assigned or transferred by will and the laws of descent or distribution. E. Right to Employment Employment at the Company is at-will. Participation in this Plan shall not confer on any employee the right to continued employment in the same or any other capacity, nor shall this Plan interfere with the right of the Company to discharge any participant at any time for any reason with or without cause or advance notice. F. Rights to Plan No employee or other person shall have any claim or right to be granted a bonus award under this Plan, nor shall participation in this Plan in one Measurement Period grant any right to participate in this Plan in any subsequent Measurement Period. Notwithstanding anything in this Plan to the contrary, the chief executive officer, chief financial officer, senior human resources executive and Committee shall have the power to terminate any individual’s participation in this Plan or to reduce the bonus award payable to any Participant (or to determine that no bonus award shall be payable to such Participant) prior to the time the amount otherwise would have become payable under this Plan. G. Withholding The Company shall have the right to deduct from each bonus award paid under this Plan any taxes or other withholdings required by law, or any 401(k), employee stock purchase plan or other benefit elections previously authorized by a Participant to be withheld with respect to such awards. H. Unallocated Funds Monies that are not determined to be payable under this Plan, as determined by the Committee, will be retained

P. 4 | 4 by the Company without any obligation hereunder. I. Duration, Amendment, Suspension and Termination This Plan is applicable to each Measurement Period beginning on and after December 26, 2021. Each plan year shall be the Company’s fiscal year. The Committee reserves the right to amend or suspend this Plan, in whole or in part, or terminate this Plan at any time with respect to the current or any subsequent Measurement Period.